Williams Capital Group Transmission Seminar
William Gausman
Senior Vice President, Strategic Initiatives
NEW YORK, NY • JANUARY 11, 2012

Safe Harbor Statement
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private
Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,”
“believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual and quarterly reports filed in 2011, and investors should refer to these risk factor sections. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: demonstrating compliance with applicable regulatory requirements, including regulatory orders; fines, penalties or other sanctions which may be assessed by regulatory authorities against Pepco Holdings’ regulated utilities in the future; potential outcomes of pending and future rate cases, including the possible disallowance of costs and expenses; the amount of expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs; changes in prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability;
pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

pepco Energy Services

New Jersey
Maryland
atlantic city electric
pepco
Virginia
Delaware
delmarva power
Virginia
N

Pepco Holdings Inc

Power Delivery
Energy Services
Our Businesses
PHI Service Territory
Forecast
Business Mix*
90 - 95%
5 - 10%
* Percentages based on projected operating income for 2011 - 2015
Note: See Safe Harbor Statement at the beginning of today’s presentation.

NJ
17%
MD
26%
DE
13%
DC
21%
FERC
23%

Pepco Holdings Inc

Diverse, Stable Service Territory
Regulatory Diversity, 2010 Rate Base

Residential
37%
Commercial
47%
Government
10%
Industrial
6%
Customer Diversity, 2010 MWh Sales
Diversified customer base and more stable employment trends help to minimize recessionary impacts on our service territory

2010 Transmission and Distribution Rate Base by Company

(Millions of Dollars)

Transmission	
Pepco	$ 443
Delmarva	372
Atlantic City	376
Total - Transmission	$ 1,191

Distribution	
Pepco - Electric	$ 2,005
Delmarva - Electric	821
Delmarva - Gas	219
Atlantic City - Electric	844
Total - Distribution	$ 3,889

Total Rate Base	$ 5,080

40%
16%
4%
17%
7%
7%
9%

Pepco Holdings Inc

Rate Base Summary
Distribution is 77% and Transmission is 23% of our 2010 year-end rate base
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)

Distribution - Reliability, $2,080
Transmission - Reliability, $545
Transmission - Other, $811
Distribution - Other, $1,620
Transmission - MAPP, $205(1)
IT/Other, $358

5-Year Total: $5,619[2]

Pepco Holdings Inc

Capital Expenditures - 2012 - 2016 Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Assumes Mid-Atlantic Power Pathway (MAPP) in-service date of 2020.
(2) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
Distribution is 72% and Transmission is 28% of Power Delivery
Capital Expenditures forecasted over the next five years

2011 PHI Transmission Circuit Miles (by Voltage)

500 kV, 157
69 kV, 1347
230 kV, 1373
138 kV, 833
115 kV, 38

Total Miles: 3,748

Infrastructure investments driven by:

- Integration of renewable energy sources - land based and offshore wind
- Upgrades to maintain reliability compliance
- Increasing replacement of existing infrastructure
- Retirement of existing generation in PJM has driven significant transmission expansion
- New environmental regulations will likely increase the number of generation retirements; May 2012 PJM capacity auction will be the first indication of the magnitude of the impact
- Changing location of load centers as compared to the location of new generation sources

Pepco Holdings Inc

Transmission Overview
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Generator	Capacity (MW)	Fuel	Zone	Deactivation Date
Buzzard Point Sta. "B" East Bank #3	16	No 2 Fuel Oil	Pepco	5/31/2007
Vineland #8	11	Oil	AE	6/5/2009
Indian River #2	89	Coal	DPL	5/1/2010
Vineland #9	17	Coal	AE	8/28/2010
Indian River #1	90	Coal	DPL	5/1/2011
Cromby #1	144	Coal	PE	5/31/2011
Eddystone #1	279	Coal	PE	5/31/2011
Cromby #2	201	Oil/Gas Steam	PE	12/31/2011
Eddystone #2	309	Coal	PE	5/31/2012
Benning (2 units)	550	No 4 Fuel Oil	Pepco	5/31/2012
Buzzard Point (15 CTs)	240	No 2 Fuel Oil	Pepco	5/31/2012
Potomac River (5 units)	482	Coal	Pepco	5/31/2012
Vineland #10	23	Coal	AE	9/1/2012
Indian River #3	170	Coal	DPL	12/31/2013
Oyster Creek	641	Nuclear	JPL	12/31/2019

Pepco Holdings Inc

Generation Deactivations
Source:
 http://www.exeloncorp.com/powerplants/oystercreek/Pages/profile.aspx
 http://www.pjm.com/planning/generation-retirements.aspx
 http://www.pjm.com/documents/reports/eia-reports.aspx
Approximately
847 MW of
generation
within the PHI
footprint and
surrounding
area have been
retired in the
last 5 years
Approximately
2415 MW have
announced
future
deactivation
dates

Pepco Description	I/S Date	Driver
Benning - Install 1-230/69kV tr, new 115kV substation, 2-230kV feeders	2012	Retire Benning Generation
Burches Hill - 3rd 500/230kV transformer	2012	Load Deliverability
Upgrade Two Quince Orchard - Bells Mill feeders	2012	Retire Benning Gen & N-1-1
Upgrade Four Burches Hill - Palmers feeders	2012	Retire Benning/Buzzard Gen
Upgrade Four Oak Grove - Ritchie feeders	2013	N-1-1 Compliance
Replace Brighton 500/230kV transformer	2013	Load Deliverability
Upgrade 138 kV Underground System To Obtain Increased Cable Ratings	2013	N-1-1 Compliance
Replace "O" Street Phase Shifters	2013	N-1-1 Compliance
Convert feeder 13851 to 230kV, Install new 230/138kV tr & 100 Mvar Reactor	2014	N-1-1 Compliance
Upgrade "submarine" portion of feeder 23016	2014	N-1-1 Compliance
Alabama Ave. - Install 2-100 Mvar Shunt Reactors	2015	Load Growth

Pepco Holdings Inc

Need for Transmission Enhancements
• Need for new transmission lines is not primarily driven by load growth
• NERC reliability requirements have added new operating requirements and, as a result, are a significant driver for new transmission facilities across all three operating companies
• Generation retirement can occur with very little advanced notice and much faster than the Company can build new transmission lines - PJM planning process being revised
• Since load growth is not driving the need, replacement of existing facilities is generally the preferred solution as opposed to constructing new lines
• Increased load forecast can accelerate the upgrades to maintain N-1-1 NERC compliance

Trenton
Charlotte
Columbia
0 20 40 80 120 160
Kilometers
0 25 50 100 150 200

Pepco Holdings Inc

Integrating Renewable Resources into the PHI System
• The PHI service territory offers a unique
 opportunity with one of the greatest
 concentrations of strong off-shore wind
 resources existing along the Mid-Atlantic
 region
• In order to develop large scale off-shore wind
 projects, additional transmission
 infrastructure will be needed as existing
 transmission systems were designed to
 deliver energy in only one direction to the
 coastal service territory of PHI and not from
 off-shore wind generators
• Solar integration can impact the transmission
 system by its variable nature during peak
 load conditions
• Variable resources present new dimensions
 into transmission planning and will require
 new solutions - high speed switching with
 Static Var Compensator (SVC) and High
 Voltage Direct Current (HVDC) systems
• A strong transmission system and advanced
 system monitoring are needed to be able to
 operate with high concentrations of variable
 resources
PSEG
367 MW
JCPL
1,164
MW
ACE
1,017
MW
New Jersey Utilities: Solar Projects In PJM Queue
As of April 19th 2011

Need For Advanced Technologies
• The transmission systems of the future will incorporate advanced technologies to control flow, manage voltage variations and improve monitoring for operations and maintenance requirements
• PHI is incorporating these technologies into the systems we are building today:
 – Installing our fifth SVC
 – Utilizing HVDC for the MAPP project
 – Installing high temperature conductors
 – PHI identified four Phasor Monitoring Units (PMU) locations, and two
 Phasor Data Concentrators (PDC) locations
 – Installing 99 Dissolved Gas Analysis (DGA) monitors on substation transformers

Benefits of New Technologies
SVCs and HVDC
 • High speed switching to
 respond to changing
 conditions on the transmission
 system
 • Increases grid voltage by
 supplying reactive power
 • Decreases grid voltage by
 consuming reactive power
 • Control flows on the system
 • HVDC can provide black start
 and Bi-directional operation
 that are needed to support
 renewable resources

High Temp Al
-Zr
240° C
Composite
Core Wires
Aluminum
Tape
Aluminum
Oxide
Fibers
Aluminum
Matrix
Composite
Core Wire
• Stable, compatible materials,
 even at high temperatures
• Construction similar to ACSR with >2
 times the ampacity
• Rated at 210°C continuous
 operation and 240°C
 emergency
© 3M 2011. All rights reserved.
Aluminum Conductor Composite Reinforced (ACCR)
Benefits of New Technologies
• Less sag at high temperatures - maintain or
 improve clearances at high energy levels
• Higher strength-to-weight ratio - maintain or
 improve stress on structures
• Twice the ampacity on existing structures,
 while matching tensions, clearances
• Reduced time to permit and environmental
 impacts
• Utilize existing structures without
 modifications

PJM
Displays
EMS/ SCADA
PJM Displays
TO
Event & Alarm Processor
Data Processing
Super PDC
PDC
PMU
Phasor Data Archive
Data Processing*
* TOs can optionally receive data from PJM
Other Monitoring Entities (FERC/NERC, etc.)

Figure 1: Functional Components of Proposed SynchroPhasor Deployment

SERVERON

Pepco Holdings Inc

Benefits of New Technologies
• Measurements of voltages and
 currents, which are time-tagged with
 high precision via GPS time signal
 receivers
• Operators can make better control
 decisions
• Enhanced post-disturbance analysis
• Continuous asset monitoring
 improves reliability and increases
 cost effectiveness of maintenance
• Broad dissemination of asset health
• An easy-to-use human interface for
 monitoring prevents data overload
 and unnecessary time spent trying
 to identify a problem
Phasor Monitoring Units and Dissolved Gas Analysis

Baltimore
Dover
Washington, DC
Georgetown
Burches Hill
Chalk Pt.
Possum Pt.
Cambridge
Indian River
Vienna
Calvert Cliffs
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

Pepco Holdings Inc

• PJM provided notice to PHI in August
 2011 that the MAPP project in-service
 date will be delayed until 2019 - 2021
• PHI suspended most permitting,
 engineering, and environmental
 studies
• Maryland PSC approved our request to
 delay the procedural schedule for one
 year or until PJM has issued its 2012
 Regional Transmission Expansion
 Plan
• PHI plans to spend approximately $5
 million in 2012 to complete right-of-way
 acquisition in Dorchester County and
 some permitting and environmental
 activities
Mid-Atlantic Power Pathway - Project Update
FERC Approved ROE: 12.8%
2020 in-service date currently planned
Note: See Safe Harbor Statement at the beginning of today’s presentation.

PHI - Positioned for Growth
• $5.6 billion in planned infrastructure investment over 5 years, with 28% in transmission
• Significant transmission growth to support generation retirements and NERC policy compliance
• Timely transmission cost recovery by FERC formula and incentive rates
• Reasonable regulatory outlook - ongoing distribution rate cases focused on timely cost recovery
• PHI focused on continued improvement in operating performance - safety, customer satisfaction, reliability, cost
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Williams Capital Group Transmission Seminar
William Gausman
Senior Vice President, Strategic Initiatives
NEW YORK, NY • JANUARY 11, 2012

Appendix

Description	I/S Date	Driver
Rebuild 69kV Newport - South Millville	2012	Baseline Thermal
Motts Farm Install 69kV, 35MVAR capacitor	2012	N-1-1 Compliance
Cut in 230kV Cumberland - Orchard line	2012	Load Deliverability
Sherman Replace 138/69kV transformers	2012	Generation Retirement
Mickleton Replace T4 230/69kV transformer	2013	Load Deliverability
Peermont Install 69kV, 10MVAR capacitor	2014	Baseline Voltage
Reconductor 69kV Monroe - Glassboro	2015	N-1-1 Compliance
Install 230kV line from Mickleton - Deptford	2015	Baseline Thermal
Reconductor 230kV Mickleton - Thorofare	2015	Baseline Thermal
Reconductor 69kV Sherman Ave - Carlls Corner	2016	Common Mode
Upgrade Mill T2 138/69kV transformer	2016	Common Mode

Pepco Holdings Inc

Transmission Projects 2012 - 2016
ACE
Notes:
1.Common Mode outages include line faults associated with stuck breaker, double circuit tower line, and faulted circuit breakers and buses
2.N-1-1 outages ensure facilities can be operated within normal thermal and voltage limits after N-1 (single)
contingency assuming re-dispatch and system adjustments and within emergency thermal ratings and voltage limits after an additional single contingency (N-1-1)
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Description	I/S Date	Driver
Harmony Install 2nd 230/138kV transformer	2012	N-1-1
Rebuild 69kV Easton - Todd	2012	Load Deliverability
Install 138kV line Indian River - Bishop	2013	N-1-1
Rebuild 69kV Maridel - Ocean Bay	2013	Load Deliverability
Reconfigure Cecil substation into 230/138kV	2013	N-1-1
138th Street Install 138kV, 75MVAR SVC	2013	N-1-1
Install 230/138kV transformer at Steele	2013	N-1-1
Brandywine Reconfigure substation	2013	N-1-1
Rebuild 138kV Glasgow - Mt. Pleasant	2013	Load Deliverability
Install 138kV line Glasgow - Mt. Pleasant	2013	N-1-1
Rebuild 69kV Vaughn - Wells	2013	N-1-1
Rebuild 138kV Church - Townsend	2014	N-1-1
Install 138kV line from Church - Wye Mills	2015	N-1-1
Rebuild 138kV Glasgow - Cecil	2015	Baseline Thermal
Loretto Install 69kV, 15MVAR capacitor	2015	Baseline Voltage
Reconductor 69kV Wattsville - Kenney	2016	Common Mode

Pepco Holdings Inc

Transmission Projects 2012 - 2016
DPL
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	2012	2013	2014	2015	2016	5 Year Total
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 126	$ 138	$ 131	$ 137	$ 135	$ 667
Reliability (facility replacements/upgrades for system reliability)	399	431	422	421	420	2,093
DOE Reimbursement[1]	(10)	(3)	-	-	-	(13)
Load (new/upgraded facilities to support load growth)	76	110	176	131	156	649
Distribution - Blueprint:						
Advanced Metering Infrastructure (AMI) [2]	120	3	-	9	92	224
DOE Reimbursement[1]	(40)	-	-	-	-	(40)
Transmission:						
Customer Driven	9	1	10	5	7	32
Reliability (facility replacements/upgrades for system reliability)	88	102	143	140	72	545
Load and Other	208	157	125	110	179	779
Mid-Atlantic Power Pathway (MAPP) [3]	5	2	2	6	190	205
Gas Delivery	22	23	23	25	27	120
Information Technology	15	10	11	10	17	63
Corporate Support and Other	125	70	39	29	32	295
Total Power Delivery	$1,143	$1,044	$ 1,082	$1,023	$1,327	$ 5,619

Pepco Holdings Inc

Capital Expenditures Forecast -
Updated November 2011
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2)  Installation of AMI in New Jersey is contingent on regulatory approval ($9 million in 2015, $92 million in
 2016).
(3) Assumes MAPP in-service date of 2020.

(Millions of Dollars)	2012	2013	2014	2015	2016
April 2011 *	$ 1,169	$ 1,052	$ 1,030	$ 893	N/A
November 2011 *	1,143	1,044	1,082	1,023	1,327
Change	$ (26)	$ (8)	$ 52	$ 130	N/A

Key Drivers of Change in Power Delivery Capital Forecast 2012 - 2015	
MAPP - Delayed in-service date from 2015 to 2020	$ (969)
Distribution - Additional Reliability Initiatives	568
Transmission - Upgrades due to age and condition	368
Distribution - System load growth (primarily District of Columbia)	130
Other, net	51
Total	$ 148

Pepco Holdings Inc

Forecast Capital Expenditures Comparison
* Amounts are net of anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	Pepco DC - Case No. 1087 Pepco [1]	OPC [2]
Test Period	6 mos. actual 6 mos. forecast ended 9/30/11	
Adjusted Rate Base	$1,172.0	$1,136.3
Equity Ratio	49.2%	47.3%
Return on Equity (ROE)	10.75%	9.0%
Revenue Requirement Increase	$42.5	$8.8
Regulatory Lag Mitigation Measures Supported	Yes	No
Residential Total Bill % Increase	5.3%	
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4	

Procedural Schedule	
Initial Filing Date	7/8/11
Intervenors Testimony	12/14/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Initial Briefs	2/27/12
Reply Briefs	3/12/12
Expected Timing of Decision	Q2-2012

Pepco Holdings Inc

Distribution Rate Cases - Pending
Pepco - District of Columbia
Regulatory lag mitigation measures proposed:
 • Reliability Investment Recovery Mechanism (RIM)
 • Fully forecasted test years
Drivers of requested increase:
•Rate base growth/reliability investments
•Investment in Advanced Metering Infrastructure (AMI)
•Increase in authorized ROE
(1) Current filed position as of October 29, 2011
(2) Office of People’s Counsel
                                                                                                                                                                                                                                                                                                                               22

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ
Test Period	3 mos. actual 9 mos. forecast ending 12/31/11
Adjusted Rate Base	$922.6
Equity Ratio	49.1%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$58.9
Residential Total Bill % Increase	4.2%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.1

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/2/12
Rebuttal Testimony	5/11/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/16/12
Reply Briefs	7/30/12

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Pending
Atlantic City Electric - New Jersey
Drivers of requested increase:
• Rate base growth/reliability investments
Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:
• Request the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
• Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
• Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $63 million, $94 million and $81 million, in 2012, 2013 and 2014, respectively

(Millions of Dollars)	Docket No. 11-528 DPL Electric - DE
Date Filed	12/2/2011
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$600.0
Equity Ratio	49.5%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$31.8
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$1.2

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Delaware Electric
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investments
• Increase in operating expenses
Two regulatory lag mitigation measures proposed
in filing:
•Reliability Investment Recovery Mechanism - provides full
and timely recovery of future capital investments related to distribution system reliability
•Fully forecasted test periods

(Millions of Dollars)	Case No. 9285 Delmarva Power - MD
Date Filed	12/9/2011
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$399.2
Equity Ratio	49.9%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$25.2
Residential Total Bill % Increase	5.6%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$0.9

Pepco Holdings Inc

Distribution Rate Cases - Pending
Delmarva Power - Maryland
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investments
• Recovery of Hurricane Irene restoration
 expenses
• Customer service enhancements
• Increase in authorized ROE
Regulatory lag mitigation measures proposed in
filing:
•Reliability Investment Recovery Mechanism (RIM)
• Fully forecasted test years

(Millions of Dollars)	Case No. 9286 Pepco - MD
Date Filed	12/16/2011
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$1,001.7
Equity Ratio	50.4%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$68.4
Residential Total Bill % Increase	4.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.0

Pepco Holdings Inc

Distribution Rate Cases - Pending
Pepco - Maryland
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investments
• Recovery of Hurricane Irene restoration
 expenses
• Customer service enhancements
• Increase in authorized ROE
Regulatory lag mitigation measures proposed in
filing:
•Reliability Investment Recovery Mechanism (RIM)
•Fully forecasted test years

• Filing Cycle      Status
 – Pepco DC Pending - Filed July 2011
 – Atlantic City Electric NJ Pending - Filed August 2011
 – Delmarva Power DE - Electric Pending - Filed December 2011
 – Delmarva Power MD  Pending - Filed December 2011
 – Pepco MD Pending - Filed December 2011
 – Delmarva Power DE - Gas Filing targeted for 1Q2013
• Rate cases will be filed in 2012 if progress to reduce regulatory lag is less than satisfactory in the current cycle of base rate cases
Distribution Rate Cases - The Current Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco - Maryland
Reliability Case 9240
• Related to power outages caused by severe weather in Pepco’s service territory in 2010
• Public Service Commission initiated the proceeding for Pepco in August 2010 to investigate the reliability of the electric distribution system and the quality of service provided to customers
• Reliability Enhancement Plan submitted to the Commission in August 2010
• Commission decision rendered December 21, 2011
 – Imposed $1 million fine on Pepco
 – Requires the filing of a detailed five-year work plan and periodic status reports
 – Pepco must demonstrate improvement in reliability to recover reliability costs
• Pepco’s position
 – Focused on the implementation of the Reliability Enhancement Plan
 – No plan to appeal fine
 – Reliability costs are being prudently incurred and should be recovered

Reliability Standards - Maryland
• Following working group process and rule making hearings, Commission approved draft rules establishing requirements for:
 – Service interruption duration and frequency standards
 – Service restoration
 – Poorest performing feeder and device activation standards
 – Downed wire response
 – Customer communications
 – Vegetation management
 – Equipment inspection
 – Major Outage Event Plan
• First measurement period begins as soon as the regulations are adopted (expected to be no later than July 1, 2012)
Maryland (PSC - RM43) - Rule making proceeding applying to all electric utilities in the state to establish comprehensive reliability and service standards

Reliability Standards - District of Columbia
• New rules require improvement in reliability performance (outage frequency and duration) on an annual basis beginning in 2013 and continuing through 2020
• Pepco filed an application for reconsideration of the regulations with the Commission in
 August 2011 stating:
 – Regulations were flawed because they proposed an inconsistent method to calculate reliability
 – Standards may not be realistically achievable at an acceptable level of cost over the longer term
• Revision to rules proposed by Commission in December 2011 to address certain issues raised in Pepco’s application for reconsideration:
 – Method to calculate reliability was revised to a manner reflecting District of Columbia-only data
 – After June 2015, Pepco is permitted to petition the Commission to re-evaluate reliability standards for 2017-2020 to address feasibility and cost issues
District of Columbia - New reliability standards adopted in July 2011, further technical revisions proposed December 2011

• Equity investment as of September 30, 2011 of $1.3 billion
• Annual tax benefits of $52 million
• Annual net earnings of $21 million
• Current Status:
 – IRS audit settlement approved in November 2010 for the 2001/2002 periods;
 disallowed net losses on the cross-border energy leases
 – Paid $74 million of taxes, $1 million of penalties and $28 million of interest associated with the 2001/2002 audit in 2011
 – Filed a claim for refund of tax payment, interest and penalties with the IRS in July 2011
 – Since the claim for refund was not approved by the IRS within the statutory six-month period, complaints will be filed in the U.S. Court of Federal Claims against the IRS in
 January 2012 to resolve the issue and recover the tax payment, interest and penalties
 – Absent a settlement, litigation will likely take several years to resolve
Cross-Border Energy Lease Status
Note: See Safe Harbor Statement at the beginning of today’s presentation.